UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 13, 2005

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

On September 13, 2005, Marsh & McLennan Companies, Inc. (the “Company”) entered into an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $550,000,000 aggregate principal amount of 5.15% senior notes due 2010 (the “2010 Notes”) and $750,000,000 aggregate principal amount of 5.75% senior notes due 2015 (the “2015 Notes” and, together with the 2010 Notes, the “Notes”).

The Notes are being offered and sold pursuant to the Company's shelf registration statement on Form S-3 (Registration No. 333-108566) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on September 5, 2003, and a prospectus supplement dated September 13, 2005.

The terms of the Notes are set forth in an Indenture dated as of July 14, 2004, entered into by the Company and The Bank of New York, as trustee (the “Trustee”) (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and incorporated herein by reference), as supplemented by a Second Supplemental Indenture, dated as of September 16, 2005, entered into by the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off -Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.   Other Events.

On September 16, 2005, the Company closed the offering of the Notes and received net proceeds of approximately $1.29 billion. As previously announced, the Company will use these proceeds to repay a portion of its outstanding bank borrowings.

Item 9.01.   Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

1.1	Underwriting Agreement, dated September 13, 2005, among Marsh & McLennan Companies, Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and the other Underwriters named therein.

4.1	Second Supplemental Indenture, dated as of September 16, 2005, between Marsh & McLennan Companies, Inc. and The Bank of New York, as trustee.

4.2	Form of 2010 Note (included as an exhibit to Exhibit 4.1 above).

4.3	Form of 2015 Note (included as an exhibit to Exhibit 4.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By: /s/ Luciana Fato

Name: Luciana Fato

Title:   Deputy General Counsel - Corporate &

              Corporate Secretary

Date:	September 16, 2005

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 13, 2005, among Marsh & McLennan Companies, Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and the other Underwriters named therein.

4.1	Second Supplemental Indenture, dated as of September 16, 2005, between Marsh & McLennan Companies, Inc. and The Bank of New York, as trustee.

4.2	Form of 2010 Note (included as an exhibit to Exhibit 4.1 above).

4.3	Form of 2015 Note (included as an exhibit to Exhibit 4.1 above).

5